[Letterhead]


                     CONSENT OF INDEPENDENT ACCOUNTANT



To the Board of Directors
EMPS Corporation

I have issued my report dated May 11, 2000, accompanying the financial statements of EMPS Corporation included in the Registration Statement Form SB-1 and the related prospectus.

I consent to the use of my report, as stated above in the Registration Statement. I also consent to the use of my name in the statement with respect to me as appearing under the heading "Experts" in the Registration Statement.

David T. Thomson P.C.



/s/ David T. Thomson
--------------------

Salt Lake City, Utah
May 19, 2000

                                     53